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                                                                     EXHIBIT 4.1


                        Specimen Common Stock Certificate

NUMBER _____                                                              SHARES

                                 NETSTAFF, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF INDIANA

PAR VALUE $0.001                                           CUSIP NO. 64116H 10 9
COMMON STOCK

THIS CERTIFIES THAT _________________________________________________________ is
the owner of ________________________________ FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.001 EACH OF NETSTAFF, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certficate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

                       NETSTAFF,INC.
                       --------------       Countersigned and Registered:
                       CORPORATE SEAL
                       --------------       Signature Stock Transfer,Inc.
     PRESIDENT            INDIANA          (Dallas, Texas) Transfer Agent
                                               Authorized Signature

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT - _____ Custodian ______
TEN ENT - as tenants by the entireties                   (Cust)          (Minor)
JT TEN(J/T) - as joint tenants with right of       under Uniform Gifts to Minors
              survivorship and not as tenants      Act ______________________
              in common                                    (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received ___________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

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__________________________________________________________________________Shares
of the Capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________
Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _________________________

                                        X_______________________________________

SIGNATURE GUARANTEE                      _______________________________________
(BY BANK, BROKER, CORPORATE OFFICER)     NOTICE: THE SIGNATURE TO THIS AGREEMENT
                                         MUST CORRESPOND WITH THE NAME AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE, IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT, OR
                                         ANY CHANGE WHATEVER.